MERRILL LYNCH
MINNESOTA
MUNICIPAL
BOND FUND


[FUND LOGO]
STRATEGIC
         Performance


Annual Report

July 31, 1997


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Minnesota
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                 #16187-- 7/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



Merrill Lynch Minnesota Municipal Bond Fund             July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months has been even more impressive given that the municipal market has lost much of the technical support it had enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers have taken this opportunity to both issue new debt and refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing has led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields has also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term insured bonds as yields approached 6.00% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve an above industry average current yield. The Fund's cash equivalent reserves fluctuated between 5% -- 10% of total assets, and a large portion of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. This strategy served the Fund well during this particularly volatile period for the fixed-income markets in general, generating total return performance comparable to the average of similar Minnesota municipal bond funds as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained a slightly constructive posture on interest rates. We believed that the strong economic growth that prevailed in the first quarter of 1997 would slow considerably in the second quarter. Slow growth combined with continued low inflation and a balanced budget accord provided a significant decline in long-term interest rates.

The Minnesota municipal market continued to experience very little activity during the past six months. This was a result of the small amount of new issuance, just over $1.7 billion in municipal bonds, coming to the Minnesota tax-exempt market. This represents a decline in issuance of 22% as compared to the same period in 1996. During the past three months, just over $900 million in bonds was issued in Minnesota, a decline of 25% versus the comparable period a year ago. Additionally, the majority of new issuance in Minnesota had been dominated by current coupons and poor call protection features, which we believe would not have enhanced the Fund's overall structure.

In Conclusion
We have adopted a slightly defensive posture for the second half of 1997. We believe that economic growth will reappear and that there will be an increase in long-term interest rates. Our strategy will be to favor higher-couponed issues that have greater potential for capital appreciation over interest rate-sensitive securities. As new issuance in the Minnesota tax-exempt market remains at low levels, we expect to continue to remain fully invested in the coming months.

We appreciate your ongoing interest in Merrill Lynch Minnesota Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President


/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

September 3, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:
[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                                                  12 Month     3 Month
                                              7/31/97     4/30/97     7/31/96     % Change     % Change

Class A Shares*                                $10.72      $10.38      $10.28      +4.28%       +3.28%
Class B Shares*                                 10.72       10.38       10.28      +4.28        +3.28
Class C Shares*                                 10.72       10.38       10.28      +4.28        +3.28
Class D Shares*                                 10.73       10.38       10.28      +4.38        +3.37
Class A Shares -- Total Return*                                                    +9.71(1)     +4.60(2)
Class B Shares -- Total Return*                                                    +9.15(3)     +4.47(4)
Class C Shares -- Total Return*                                                    +9.04(5)     +4.44(6)
Class D Shares -- Total Return*                                                    +9.70(7)     +4.68(8)
Class A Shares -- Standardized 30-day Yield      4.45%
Class B Shares -- Standardized 30-day Yield      4.13%
Class C Shares -- Standardized 30-day Yield      4.03%
Class D Shares -- Standardized 30-day Yield      4.36%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.528 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.134 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.475 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.120 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.465 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.118 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.518 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.131 per share ordinary income dividends.




[GRAPHIC WORM CHART OMITTED: Total Return Based on a $10,000 Investment]

Total Return Based on a $10,000 Investment -- Class A Shares and Class B
Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          3/27/92**      7/97
ML Minnesota Municipal Bond Fund+--
Class A Shares*                            $9,600       $13,928
ML Minnesota Municipal Bond Fund+--
Class B Shares*                           $10,000       $14,119
Lehman Brothers Municipal Bond
Index++                                   $10,000       $15,026

Total Return Based on a $10,000 Investment -- Class C Shares and Class D
Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          10/21/94**      7/97
ML Minnesota Municipal Bond Fund+--
Class C Shares*                           $10,000       $12,187
ML Minnesota Municipal Bond Fund+--
Class D Shares*                            $9,600       $11,881
Lehman Brothers Municipal Bond
Index++                                   $10,000       $13,054

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
+ ML Minnesota Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Minnesota, its political subdivisions, agencies and instrumentalities and obligations of other qualify issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

   Past performance in not predictive of future performance.



Average Annual Total Return

                                   % Return Without     % Return With
                                     Sales Charge       Sales Charge**

Class A Shares*
Year Ended 6/30/97                      +7.75%              +3.44%
Five Years Ended 6/30/97                +6.40               +5.54
Inception (3/27/92)
through 6/30/97                         +6.82               +5.99

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                       % Return            % Return
                                      Without CDSC        With CDSC**

Class B Shares*
Year Ended 6/30/97                      +7.21%              +3.21%
Five Years Ended 6/30/97                +5.86               +5.86
Inception (3/27/92) through 6/30/97     +6.28               +6.28

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                       % Return            % Return
                                      Without CDSC        With CDSC**

Class C Shares*
Year Ended 6/30/97                      +7.10%              +6.10%
Inception (10/21/94)
through 6/30/97                         +6.65               +6.65

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without      % Return With
                                     Sales Charge        Sales Charge**
Class D Shares*
Year Ended 6/30/97                      +7.64%              +3.34%
Inception (10/21/94) through 6/30/97    +7.25               +5.63

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                          Net Asset Value      Capital Gains
Period Covered         Beginning     Ending     Distributed       Dividends Paid*       % Change**
3/27/92 -- 12/31/92      $10.00      $10.34          --               $0.500             + 8.55%
1993                      10.34       10.92        $0.081              0.636             +12.81
1994                      10.92        9.69          --                0.558             - 6.27
1995                       9.69       10.69          --                0.550             +16.33
1996                      10.69       10.45          --                0.527             + 2.84
1/1/97 -- 7/31/97         10.45       10.72          --                0.295             + 5.66
                                             Total $0.081       Total $3.066
                                                 Cumulative total return as of 7/31/97:  +45.07%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Performance Summary -- Class B Shares

                          Net Asset Value      Capital Gains
Period Covered         Beginning     Ending     Distributed       Dividends Paid*       % Change**
3/27/92 -- 12/31/92     $10.00       $10.34          --               $0.460             + 8.13%
1993                     10.34        10.92        $0.081              0.581             +12.24
1994                     10.92         9.70          --                0.506             - 6.65
1995                      9.70        10.69          --                0.497             +15.62
1996                     10.69        10.45          --                0.474             + 2.31
1/1/97 -- 7/31/97        10.45        10.72          --                0.266             + 5.35
                                             Total $0.081       Total $2.784
                                                 Cumulative total return as of 7/31/97:  +41.19%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance Summary -- Class C Shares

                          Net Asset Value      Capital Gains
Period Covered         Beginning     Ending     Distributed       Dividends Paid*       % Change**
10/21/94 -- 12/31/94      $9.99      $9.70          --                $0.095              - 1.94%
1995                       9.70      10.69          --                 0.485              +15.49
1996                      10.69      10.45          --                 0.463              + 2.21
1/1/97 -- 7/31/97         10.45      10.72          --                 0.260              + 5.29
                                                                Total $1.303
                                                  Cumulative total return as of 7/31/97:  +21.87%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                          Net Asset Value      Capital Gains
Period Covered         Beginning     Ending     Distributed       Dividends Paid*       % Change**
10/21/94 -- 12/31/94     $9.99       $9.70          --                $0.106             - 1.83%
1995                      9.70       10.70          --                 0.540             +16.20
1996                     10.70       10.46          --                 0.517             + 2.74
1/1/97 -- 7/31/97        10.46       10.73          --                 0.289             + 5.59
                                                                Total $1.452
                                                 Cumulative total return as of 7/31/97:  +23.76%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

  S&P   Moody's    Face                                                                                                  Value
Ratings Ratings   Amount                                             Issue                                             (Note 1a)

Minnesota -- 97.2%

NR*    A3         $1,475    Alexandria, Minnesota, Independent School District No. 206, UT, Series A, 6.30%
                            due 2/01/2010                                                                                $1,608
A1+    Aa3         2,225    Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (National Rural Utilities),
                            AMT, Series A, 6.95% due 12/01/2008                                                           2,407
AAA    Aaa         1,375    Bass Brook, Minnesota, PCR, Refunding (Minnesota Power and Light Company Project),
                            6% due 7/01/2022 (b)                                                                          1,455
A1+    NR*           200    Beltrami County, Minnesota, Environmental Control Revenue Bonds
                            (Northwood Panelboard Co. Project), VRDN, AMT, 3.65% due 7/01/2025 (a)                          200
NR*    Baa1        1,000    Clay County, Minnesota, Housing and Redevelopment Authority, Lease Revenue Bonds,
                            6.50% due 2/01/2014                                                                           1,044
A-     NR*         1,000    Cloquet, Minnesota, PCR, Refunding (Potlach Corporation Projects), 5.90% due 10/01/2026       1,033
AAA    NR*         3,530    Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns Meadow),
                            AMT, 6.85% due 8/01/2033 (h)                                                                  3,684
AAA    Aaa         1,215    Kenyon Wanamingo, Minnesota, Independent School District No. 2172, UT, 5.90% due
                            2/01/2015 (b)                                                                                 1,282
A-     A           2,000    Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment Authority,
                            Health Care System Revenue Bonds (Group Health Plan Incorporated Project), 6.90%
                            due 10/15/2022                                                                                2,210
AA-    A1            100    Minneapolis, Minnesota, Community Development Agency, PCR (Nothern System Power Co.
                            Project), VRDN, 3.75% due 3/01/2011 (a)                                                         100
AAA    Aaa         1,500    Minneapolis, Minnesota, Sales Tax Refunding Bonds, GO, UT, 6.25% due 4/01/2012                1,634
                            Minnesota Public Facilities Authority, Water, PCR:
AAA    Aaa         1,300    Series A, 6.50% due 3/01/2014                                                                 1,432
AAA    Aaa         2,250    Series B, 5% due 3/01/2017                                                                    2,217
AAA    Aaa         1,500    Minnesota State, GO, UT, 6% due 10/01/2014                                                    1,625
                            Minnesota State, HFA, S/F Mortgage:
AA+    Aa2         1,750    AMT, Series E, 6.85% due 1/01/2024                                                            1,846
AA+    Aa2         1,420    AMT, Series L, 6.70% due 7/01/2020                                                            1,502
AA+    Aa2           800    Series A, 6.95% due 7/01/2016                                                                   850
AA+    Aa2         1,580    Series D-1, 6.50% due 1/01/2017                                                               1,661
AAA    NR*         1,000    Minnesota State Higher Educational Facilities Authority, Mortgage Revenue Bonds
                            (Augsburg College), Series 3-G, 6.50% due 1/01/2011 (c)                                       1,059
                            Minnesota State Higher Educational Facilities Authority, Revenue Refunding Bonds
                            (Macalester College), Series 3-J:
AA-    Aa3           550    6.30% due 3/01/2014                                                                             593
AA-    Aa3         2,250    6.40% due 3/01/2022                                                                           2,425
NR*    A             750    Northfield, Minnesota, College Facilities Revenue Refunding Bonds (Saint Olaf College
                            Project), 6.40% due 10/01/2021                                                                  812
AA+    NR*         3,450    Rochester, Minnesota, Health Care Facilities Revenue Bonds (Mayo Foundation), IRS,
                            Series H, 7.865% due 11/15/2015 (i)                                                           3,907
AAA    Aaa         1,650    Saint Cloud, Minnesota, Hospital Facilities Revenue Refunding Bonds (Saint Cloud
                            Hospital), Series B, 5% due 7/01/2015 (f)                                                     1,617
AAA    Aaa         1,000    Saint Francis, Minnesota, Independent School District No. 015, UT, Series A, 6.35%
                            due 2/01/2013 (j)                                                                             1,130
                            Saint Paul, Minnesota, Housing and Redevelopment Authority Revenue Bonds:
A-     NR*         1,750    Parking, Series A, 6.55% due 8/01/2000 (g)                                                    1,901
AAA    NR*           860    S/F Mortgage, Refunding, Series C, 6.95% due 12/01/2031 (e)                                     904
NR*    NR*         1,500    (Science Museum of Minnesota), VRDN, AMT, Series A, 3.50% due 5/01/2027 (a)                   1,500
                            Sartell, Minnesota, Refunding (Champion International):
BBB    Baa1          990    IDR, 6.95% due 7/01/2012                                                                      1,075
BBB    Baa1          665    PCR, 6.95% due 10/01/2012                                                                       727
AAA    Aaa         1,000    Stillwater, Minnesota, Independent School District No. 834, 5.75% due 2/01/2015 (b)           1,044
AAA    Aaa           820    Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series A,
                            6.375% due 1/01/2016 (d)                                                                        917

Total Investments (Cost -- $44,003) -- 97.2%                                                                             47,401

Other Assets Less Liabilities -- 2.8%                                                                                     1,388
                                                                                                                       --------
Net Assets -- 100.0%                                                                                                    $48,789
                                                                                                                       ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b) MBIA Insured.
(c) Connie Lee Insured.
(d) Escrowed to Maturity.
(e) FNMA Collateralized.
(f) AMBAC Insured.
(g) Prerefunded.
(h) FHA Insured.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at July 31, 1997.
(j) FSA Insured.
*   Not Rated.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Minnesota Municipal Bond Fund's portfolio holdings in the Schedule of
Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
IRS    Inverse Rate Securities
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1997

Assets:             Investments, at value (identified cost  -- $44,002,915) (Note 1a)                        $47,401,193
                    Cash                                                                                          10,519
                    Receivables:
                    Securities sold                                                          $2,036,090
                    Interest                                                                    781,874
                    Beneficial interest sold                                                     61,138        2,879,102
                                                                                          -------------

                    Prepaid registration fees and other assets (Note 1e)                                          12,702
                                                                                                           -------------
                    Total assets                                                                              50,303,516
                                                                                                           -------------

Liabilities:        Payables:
                    Securities purchased                                                      1,044,829
                    Beneficial interest redeemed                                                306,720
                    Dividends to shareholders (Note 1f)                                          61,692
                    Investment adviser (Note 2)                                                  22,794
                    Distributor (Note 2)                                                         18,181        1,454,216
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        60,769
                                                                                                           -------------
                    Total liabilities                                                                          1,514,985
                                                                                                           -------------

Net Assets:         Net assets                                                                               $48,788,531
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                            $50,281
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                            385,012
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                             11,201
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                              8,609
                    Paid-in capital in excess of par                                                          46,078,157
                    Accumulated realized capital losses on investments -- net (Note 5)                        (1,143,007)
                    Unrealized appreciation on investments -- net                                              3,398,278
                                                                                                           -------------
                    Net assets                                                                               $48,788,531
                                                                                                           =============

Net Asset Value:    Class A -- Based on net assets of $5,389,614 and 502,811 shares of
                    beneficial interest outstanding                                                               $10.72
                                                                                                           =============
                    Class B -- Based on net assets of $41,274,440 and 3,850,119 shares of
                    beneficial interest outstanding                                                               $10.72
                                                                                                           =============
                    Class C -- Based on net assets of $1,200,957 and 112,011 shares of
                    beneficial interest outstanding                                                               $10.72
                                                                                                           =============
                    Class D -- Based on net assets of $923,520 and 86,089 shares of
                    beneficial interest outstanding                                                               $10.73
                                                                                                           =============

                    See Notes to Financial Statements.





Statement of Operations

                                                                                                        For the Year Ended
                                                                                                            July 31, 1997

Investment Income   Interest and amortization of premium and discount earned                                  $3,117,081
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                          $285,229
                    Account maintenance and distribution fees -- Class B (Note 2)               221,542
                    Professional fees                                                            59,000
                    Accounting services (Note 2)                                                 43,046
                    Transfer agent fees -- Class B (Note 2)                                      29,360
                    Registration fees (Note 1e)                                                  20,890
                    Account maintenance and distribution fees -- Class C (Note 2)                 7,317
                    Amortization of organization expenses (Note 1e)                               5,221
                    Pricing fees                                                                  4,677
                    Custodian fees                                                                3,409
                    Printing and shareholder reports                                              3,337
                    Transfer agent fees --  Class A (Note 2)                                      3,035
                    Trustees' fees and expenses                                                   2,758
                    Account maintenance fees -- Class D (Note 2)                                    818
                    Transfer agent fees -- Class C (Note 2)                                         817
                    Transfer agent fees -- Class D (Note 2)                                         447
                    Other                                                                        21,495
                                                                                           ------------
                    Total expenses                                                                               712,398
                                                                                                            ------------
                    Investment income -- net                                                                   2,404,683
                                                                                                            ------------

Realized &          Realized gain on investments -- net                                                          896,743
Unrealized Gain on  Change in unrealized appreciation on investments -- net                                    1,244,511
Investments -- Net                                                                                          ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                      $4,545,937
                                                                                                            ============

                    See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                                    1997            1996

Operations:          Investment income -- net                                                      $2,404,683       $2,816,420
                     Realized gain (loss) on investments -- net                                       896,743         (284,411)
                     Change in unrealized appreciation on investments -- net                        1,244,511           93,704
                                                                                                -------------    -------------
                     Net increase in net assets resulting from operations                           4,545,937        2,625,713
                                                                                                -------------    -------------
Dividends to         Investment income -- net:
Shareholders         Class A                                                                         (280,685)        (331,165)
(Note 1f):           Class B                                                                       (2,028,556)      (2,408,920)
                     Class C                                                                          (54,617)         (40,224)
                     Class D                                                                          (40,825)         (36,111)
                                                                                                -------------    -------------
                     Net decrease in net assets resulting from dividends to shareholders           (2,404,683)      (2,816,420)
                                                                                                -------------    -------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions      (9,836,070)      (3,455,361)
Transactions                                                                                    -------------    -------------
(Note 4):

Net Assets:          Total decrease in net assets                                                  (7,694,816)      (3,646,068)
                     Beginning of year                                                             56,483,347       60,129,415
                                                                                                -------------    -------------
                     End of year                                                                  $48,788,531      $56,483,347
                                                                                                =============    =============

                     See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                           Class A
                                                                         For the Year Ended July 31,
                                                               1997      1996      1995      1994      1993
                                                               ------    ------    ------    ------    ------
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of year          $10.28    $10.31    $10.33    $10.83    $10.58
Operating                                                      ------    ------    ------    ------    ------
Performance:       Investment income -- net                       .53       .54       .55       .55       .58
                   Realized and unrealized gain (loss) on
                   investments -- net                             .44      (.03)     (.02)     (.35)      .30
                                                               ------    ------    ------    ------    ------
                   Total from investment operations               .97       .51       .53       .20       .88
                                                               ------    ------    ------    ------    ------
                   Less dividends and distributions:
                   Investment income -- net                      (.53)     (.54)     (.55)     (.55)     (.58)
                   Realized gain on investments -- net             --        --        --        --      (.05)
                   In excess of realized gain on
                   investments -- net                              --        --        --      (.15)       --
                                                               ------    ------    ------    ------    ------
                   Total dividends and distributions             (.53)     (.54)     (.55)     (.70)     (.63)
                                                               ------    ------    ------    ------    ------
                   Net asset value, end of year                $10.72    $10.28    $10.31    $10.33    $10.83
                                                               ======    ======    ======    ======    ======

Total Investment   Based on net asset value per share            9.71%     4.98%     5.44%     1.87%     8.71%
Return:*                                                       ======    ======    ======    ======    ======

Ratios to Average  Expenses, net of reimbursement                 .92%      .84%      .75%      .69%      .45%
Net Assets:                                                    ======    ======    ======    ======    ======
                   Expenses                                       .92%      .95%      .92%     1.03%     1.04%
                                                               ======    ======    ======    ======    ======
                   Investment income -- net                      5.09%     5.16%     5.51%     5.18%     5.56%
                                                               ======    ======    ======    ======    ======

Supplemental       Net assets, end of year (in thousands)      $5,390    $5,884    $6,936    $8,810   $12,859
Data:                                                          ======    ======    ======    ======    ======
                   Portfolio turnover                           28.42%    53.99%    22.36%    58.67%    23.83%
                                                               ======    ======    ======    ======    ======

                   * Total investment returns exclude the effects of sales loads.

                     See Notes to Financial Statements.





Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                           Class B
                                                                       For the Year Ended July 31,
                                                               1997      1996      1995      1994      1993
                                                               ------    ------    ------    ------    ------
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of year          $10.28    $10.31    $10.33    $10.83    $10.58
                                                               ------    ------    ------    ------    ------
Operating          Investment income -- net                       .48       .48       .50       .50       .53
Performance:       Realized and unrealized gain (loss) on
                   investments -- net                             .44      (.03)     (.02)     (.35)      .30
                                                               ------    ------    ------    ------    ------
                   Total from investment operations               .92       .45       .48       .15       .83
                                                               ------    ------    ------    ------    ------
                   Less dividends and distributions:
                   Investment income -- net                      (.48)     (.48)     (.50)     (.50)     (.53)
                   Realized gain on investments -- net             --        --        --        --      (.05)
                   In excess of realized gain on
                   investments -- net                              --        --        --      (.15)       --
                                                               ------    ------    ------    ------    ------
                   Total dividends and distributions             (.48)     (.48)     (.50)     (.65)     (.58)
                                                               ------    ------    ------    ------    ------
                   Net asset value, end of year                $10.72    $10.28    $10.31    $10.33    $10.83
                                                               ======    ======    ======    ======    ======

Total Investment   Based on net asset value per share            9.15%     4.44%     4.91%     1.35%     8.16%
Return:*                                                       ======    ======    ======    ======    ======

Ratios to Average  Expenses, net of reimbursement                1.43%     1.35%     1.27%     1.21%      .96%
Net Assets:                                                    ======    ======    ======    ======    ======
                   Expenses                                      1.43%     1.46%     1.44%     1.54%     1.55%
                                                               ======    ======    ======    ======    ======
                   Investment income -- net                      4.58%     4.64%     5.00%     4.70%     5.03%
                                                               ======    ======    ======    ======    ======

Supplemental       Net assets, end of year (in thousands).    $41,274   $48,696   $52,023   $56,960   $54,921
Data:                                                          ======    ======    ======    ======    ======
                   Portfolio turnover                           28.42%    53.99%    22.36%    58.67%    23.83%
                                                               ======    ======    ======    ======    ======

                   * Total investment returns exclude the effects of sales loads.

                     See Notes to Financial Statements.





Financial Highlights (concluded)


                                                                          Class C                            Class D
                                                                                  For the                           For the
                                                                  For the         Period           For the           Period
The following per share data and ratios have been derived          Year           Oct. 21,          Year            Oct. 21,
from information provided in the financial statements.             Ended         1994+ to           Ended          1994+ to
                                                                  July 31,        July 31,          July 31,        July 31,
                                                               1997      1996      1995        1997         1996      1995
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period        $10.28    $10.31     $9.99       $10.28    $10.31     $9.99
Operating                                                      ------    ------    ------       ------    ------    ------
Performance:       Investment income -- net                       .47       .47       .37          .52       .53       .41
                   Realized and unrealized gain (loss) on
                   investments -- net                             .44      (.03)      .32          .45      (.03)      .32
                                                               ------    ------    ------       ------    ------    ------
                   Total from investment operations               .91       .44       .69          .97       .50       .73
                                                               ------    ------    ------       ------    ------    ------
                   Less dividends from investment
                   income -- net                                 (.47)     (.47)     (.37)        (.52)     (.53)     (.41)
                                                               ------    ------    ------       ------    ------    ------
                   Net asset value, end of period              $10.72    $10.28    $10.31       $10.73    $10.28    $10.31
                                                               ======    ======    ======       ======    ======    ======

Total Investment   Based on net asset value per share            9.04%     4.33%     7.13%++++    9.70%     4.88%     7.57%++++
Return:**                                                      ======    ======    ======       ======    ======    ======

Ratios to Average  Expenses, net of reimbursement                1.53%     1.48%     1.46%*       1.02%      .94%      .92%*
Net Assets:                                                    ======    ======    ======       ======    ======    ======
                   Expenses                                      1.53%     1.57%     1.61%*       1.02%     1.05%     1.07%*
                                                               ======    ======    ======       ======    ======    ======
                   Investment income -- net                      4.48%     4.50%     4.70%*       4.99%     5.05%     5.27%*
                                                               ======    ======    ======       ======    ======    ======

Supplemental       Net assets, end of period (in thousands)    $1,201    $1,219      $375         $924      $684      $796
Data:                                                          ======    ======    ======       ======    ======    ======
                   Portfolio turnover                           28.42%    53.99%    22.36%       28.42%    53.99%    22.36%
                                                               ======    ======    ======       ======    ======    ======
                   *  Annualized.
                   ** Total investment returns exclude the effects of sales loads.
                   +  Commencement of Operations.
                ++++  Aggregate total investment return.

                   See Notes to Financial Statements.




Merrill Lynch Minnesota Municipal Bond Fund               July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Minnesota Municipal Bond Fund
(the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                 Account       Distribution
             Maintenance Fee      Fee

Class B          0.25%           0.25%
Class C          0.25%           0.35%
Class D          0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD      MLPF&S

Class A          $174     $1,925
Class D           $13       $192

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $64,434 and $124 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $14,044,842 and $21,865,008, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                 Realized      Unrealized
                                  Gains          Gains

Long-term investments           $896,743     $3,398,278
                               ---------    -----------
Total                           $896,743     $3,398,278
                               =========    ===========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,398,278, all of which related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $44,002,915.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $9,836,070 and $3,455,361 for the years ended July 31, 1997 and July 31, 1996, respectively.

Class A Shares for the Year                                   Dollar
Ended July 31, 1997                       Shares              Amount

Shares sold                               98,009           $1,023,047
Shares issued to shareholders
in reinvestment of dividends              14,256              148,635
                                    ------------         ------------
Total issued                             112,265            1,171,682
Shares redeemed                         (182,062)          (1,903,527)
                                    ------------         ------------
Net decrease                             (69,797)           $(731,845)
                                    ============         ============

Class A Shares for the Year                                    Dollar
Ended July 31, 1996                       Shares               Amount

Shares sold                               27,717             $288,349
Shares issued to shareholders
in reinvestment of dividends              16,771              174,647
                                    ------------         ------------
Total issued                              44,488              462,996
Shares redeemed                         (144,883)          (1,510,591)
                                    ------------         ------------
Net decrease                            (100,395)         $(1,047,595)
                                    ============         ============

Class B Shares for the Year                                    Dollar
Ended July 31, 1997                       Shares               Amount

Shares sold                              305,442           $3,191,085
Shares issued to shareholders
in reinvestment of dividends             102,880            1,072,270
                                    ------------         ------------
Total issued                             408,322            4,263,355
Automatic conversion of shares            (3,064)             (31,885)
Shares redeemed                       (1,293,215)         (13,469,917)
                                    ------------         ------------
Net decrease                            (887,957)         $(9,238,447)
                                    ============         ============

Class B Shares for the Year                                    Dollar
Ended July 31, 1996                       Shares               Amount

Shares sold                              418,920           $4,377,666
Shares issued to shareholders
in reinvestment of dividends             126,666            1,318,894
                                    ------------         ------------
Total issued                             545,586            5,696,560
Automatic conversion of shares            (6,671)             (68,278)
Shares redeemed                         (848,447)          (8,794,304)
                                    ------------         ------------
Net decrease                            (309,532)         $(3,166,022)
                                    ============         ============

Class C Shares for the Year                                    Dollar
Ended July 31, 1997                       Shares               Amount

Shares sold                               32,853             $341,854
Shares issued to shareholders
in reinvestment of dividends               3,607               37,599
                                    ------------         ------------
Total issued                              36,460              379,453
Shares redeemed                          (43,065)            (449,673)
                                    ------------         ------------
Net decrease                              (6,605)            $(70,220)
                                    ============         ============

Class C Shares for the Year                                    Dollar
Ended July 31, 1996                       Shares               Amount

Shares sold                               87,093             $913,147
Shares issued to shareholders
in reinvestment of dividends               2,971               30,908
                                    ------------          -----------
Total issued                              90,064              944,055
Shares redeemed                           (7,794)             (80,355)
                                    ------------         ------------
Net increase                              82,270             $863,700
                                    ============         ============

Class D Shares for the Year                                    Dollar
Ended July 31, 1997                       Shares               Amount

Shares sold                               17,418             $181,470
Automatic conversion of shares             3,064               31,885
Shares issued to shareholders
in reinvestment of dividends               1,541               16,086
                                    ------------         ------------
Total issued                              22,023              229,441
Shares redeemed                           (2,396)             (24,999)
                                    ------------         ------------
Net increase                              19,627             $204,442
                                    ============         ============

Class D Shares for the Year                                    Dollar
Ended July 31, 1996                       Shares               Amount

Shares sold                               47,017             $496,152
Automatic conversion of shares             6,666               68,278
Shares issued to shareholders
in reinvestment of dividends               1,532               15,967
                                    ------------         ------------
Total issued                              55,215              580,397
Shares redeemed                          (65,910)            (685,841)
                                    ------------         ------------
Net decrease                             (10,695)           $(105,444)
                                    ============         ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $656,000, of which $369,000 expires in 2003 and $287,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Minnesota Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863